Exhibit 8.1

Details of subsidiaries as at October 2018, 31 are provided below

	Company name	Country of incorporation	Principal activities	Key to Registered Office address
	Holding companies:
1	Micro Focus Midco Limited	UK	Holding company	1
2	Micro Focus Group Limited	UK	Holding company	1
3	Micro Focus CHC Limited	UK	Holding company	1
4	Micro Focus MHC Limited	UK	Holding company	1
5	Micro Focus Holdings Unlimited (formerly Micro Focus Holdings Limited)	UK	Holding company	1
6	Micro Focus (IP) Limited	UK	Holding company	1
7	Micro Focus (US) Holdings	UK	Holding company	1
8	Micro Focus IP Limited	Cayman Islands	Holding company	35
9	Novell Holdings Deutschland GmbH	Germany	Holding company	50
10	Micro Focus Finance Ireland Limited	Ireland	Holding company	67
11	Micro Focus Group Holdings Unlimited	Ireland	Holding company	66
12	Micro Focus International Holdings Limited	Ireland	Holding company	66
13	NetIQ Ireland Limited	Ireland	Holding company	66
14	Novell Cayman Software Unlimited Company	Ireland	Holding company	66
15	Novell Cayman Software International Unlimited Company	Ireland	Holding company	66
16	Novell Ireland Real Estate Unlimited Company	Ireland	Holding company	66
17	SUSE Linux Holdings Limited	Ireland	Holding company	66
18	Novell Software International Limited	Ireland	Holding company	66
19	Micro Focus Finance S.a.r.l	Luxembourg	Holding company	80
20	Minerva Finance S.à.r.l.	Luxembourg	Holding company	80
21	Borland Corporation	USA	Holding company	4
22	Micro Focus (US) Group, Inc	USA	Holding company	4
23	MA FinanceCo., LLC	USA	Holding company	4
24	The Attachmate Group, Inc.	USA	Holding company	4
25	Novell Holdings, Inc.	USA	Holding company	4
26	Novell International Holdings, Inc.	USA	Holding company	4
27	Micro Focus (US) International Holdings Inc.	USA	Holding company	4
28	Spartacus Acquisition Holdings Corp.	USA	Holding company	6
29	Spartacus Acquisition Corp.	USA	Holding company	6
30	Serena Software, Inc.	USA	Holding company	6
31	Serena Holdings	UK	Holding company	1
32	Merant Holdings	UK	Holding company	1
33	GWAVA ULC (formerly GWAVA Inc.)	Canada	Holding company	28
34	Seattle Holdings, Inc.	USA	Holding company	6

	Trading companies:
35	Attachmate Group Australia Pty Limited	Australia	Sale and support of software	11
36	Borland Australia Pty Limited	Australia	Sale and support of software	11
37	Micro Focus Pty Limited	Australia	Sale and support of software	11
38	Attachmate Group Austria GmbH	Austria	Sale and support of software	14
39	Borland Entwicklung GmbH	Austria	Development of software	15
40	Attachmate Group Belgium BVBA	Belgium	Sale and support of software	16
41	Micro Focus SPRL (formerly Micro Focus NV)	Belgium	Sale and support of software	16
42	Borland Latin America Ltda	Brazil	Sale and support of software	19
43	Micro Focus Programmeação de Computadores Ltda	Brazil	Sale and support of software	19
44	Novell do Brasil Software Ltd.	Brazil	Sale and support of software	19

	Company name	Country of incorporation	Principal activities	Key to Registered Office address
	Trading companies (continued):
45	Micro Focus APM Solutions Limited (EOOD)	Bulgaria	Development of software	25
46	Micro Focus (Canada) ULC (formerly Micro Focus (Canada) Limited)	Canada	Development, sale and support of software	27
47	Micro Focus Software (Canada), ULC	Canada	Sale and support of software	29
48	Novell Software (Beijing) Ltd.	China	Development, sale and support of software	37
49	SUSE Linux s.r.o.	Czech Republic	Development, sale and support of software	42
50	Attachmate Group Denmark ApS (formerly Attachmate Group Demark A/s)	Denmark	Sale and support of software	44
51	Micro Focus Middle East FZ-LLC	United Arab Emirates	Sale and support of software	124
52	Attachmate Group France SARL	France	Sale and support of software	48
53	Borland (France) Sarl	France	Sale and support of software	48
54	Micro Focus SAS	France	Sale and support of software	48
55	Attachmate Group Germany GmbH	Germany	Sale and support of software	51
56	Micro Focus GmbH	Germany	Sale and support of software	51
57	SUSE Linux GmbH	Germany	Development, sale and support of software	52
58	Attachmate Group Hong Kong Limited	Hong Kong	Sale and support of software	56
59	Micro Focus India Private Limited	India	Support of software	60
60	Micro Focus Software India Private Limited	India	Development, sale and support of software	60
61	Relativity Technologies Private Limited	India	Sale and support of software	60
62	Attachmate Ireland Limited	Ireland	Sale and support of software	65
63	Micro Focus Ireland Limited	Ireland	Development, sale and support of software	66
64	Micro Focus Software (Ireland) Limited	Ireland	Development, sale and support of software	67
65	NetIQ Europe Limited	Ireland	Sale and support of software	65
66	Micro Focus Israel Limited	Israel	Development and support of software	69
67	Attachmate Group Italy S.r.l	Italy	Sale and support of software	73
68	Micro Focus Srl	Italy	Sale and support of software	73
69	Borland Co, Ltd	Japan	Sale and support of software	78
70	Micro Focus KK	Japan	Sale and support of software	78
71	Novell Japan Ltd	Japan	Sale and support of software	78
72	NetIQ KK	Japan	Sale and support of software	78
73	Novell Corporation (Malaysia) Sdn. Bhd.	Malaysia	Sale and support of software	83
74	Attachmate Group Netherlands B.V.	Netherlands	Sale and support of software	86
75	Authasas B.V	Netherlands	Sale and support of software	86
76	Borland BV	Netherlands	Sale and support of software	86
77	Micro Focus B.V. (formerly Micro Focus NV)	Netherlands	Sale and support of software	86
78	Micro Focus Software (New Zealand) Unlimited (formerly Novell New Zealand Limited)	New Zealand	Sale and support of software	90
79	Micro Focus AS	Norway	Sale and support of software	91

	Company name	Country of incorporation	Principal activities	Key to Registered Office address
	Trading companies (continued):
80	Novell Portugal Informatica Lda.	Portugal	Sale and support of software	94
81	Attachmate Group Singapore Pte. Ltd.	Singapore	Sale and support of software	100
82	Borland (Singapore) Pte. Ltd	Singapore	Sale and support of software	100
83	Micro Focus Pte Limited (100)	Singapore	Sale and support of software	100
84	Attachmate Group South Africa (Pty) Ltd.	South Africa	Sale and support of software	103
85	Micro Focus South Africa (Pty) Ltd	South Africa	Sale and support of software	104
86	Micro Focus Korea Limited	South Korea	Sale and support of software	106
87	Novell Korea Co., Ltd.	South Korea	Sale and support of software	107
88	Attachmate Group Spain S.L.	Spain	Sale and support of software	108
89	Micro Focus S.L.U.	Spain	Sale and support of software	109
90	Attachmate Group Sweden AB	Sweden	Sale and support of software	112
91	Attachmate Group Schweiz AG	Switzerland	Sale and support of software	114
92	Micro Focus GmbH (formerly Micro Focus AG)	Switzerland	Sale and support of software	115
93	Novell (Taiwan) Co., Ltd.	Taiwan	Sale and support of software	119
94	Attachmate Teknoloji Satış ve Pazarlama Ltd. Şti.	Turkey	Sale and support of software	121
95	Attachmate Sales UK Limited	UK	Sale and support of software	1
96	Micro Focus IP Development Limited	UK	Development and support of software	1
97	Micro Focus Limited	UK	Sale and support of software	1
98	Novell U.K. Limited	UK	Sale and support of software	1
99	Novell UK Software Limited	UK	Sale and support of software	1
100	Micro Focus Software, Inc	USA	Development and support of software	4
101	Attachmate Corporation	USA	Development and support of software	5
102	Micro Focus (US), Inc.	USA	Development and support of software	4
103	NetIQ Corporation	USA	Development and support of software	4
104	SUSE LLC	USA	Development and support of software	7
105	Borland Software Corporation	USA	Development and support of software	4
106	Serena Software Pty Limited	Australia	Sale and support of software	11
107	Serena Software Benelux BVBA	Belgium	Sale and support of software	16
108	Serena Software Do Brasil Ltda	Brazil	Sale and support of software	21
109	Serena Software SAS	France	Sale and support of software	48
110	Serena Software GmbH	Germany	Sale and support of software	54
111	Serena Software Japan KK	Japan	Sale and support of software	78
112	Serena Software Pte. Ltd	Singapore	Sale and support of software	100
113	Serena Software SA	Spain	Sale and support of software	110
114	Serena Software Europe Limited	UK	Sale and support of software	1

	Company name	Country of incorporation	Principal activities	Key to Registered Office address
	Trading companies (continued):
115	Serena Software Ukraine LLC	Ukraine	Sale and support of software	123
116	GWAVA Technologies Inc.	USA	Sale and support of software	6
117	GWAVA EMEA GmbH	Germany	Sale and support of software	53

	Dormant companies:
118	Cambridge Technology Partners do Brasil s.c. Ltda	Brazil	Dormant	20
119	NetManage Canada ULC (formerly NetManage Canada Inc.)	Canada	Dormant	27
120	Borland Canada Software ULC (formerly Borland Canada, Inc.	Canada	Dormant	28
121	Micro Focus International Limited	Cayman Islands	Dormant	35
122	NetIQ Software International Ltd	Cyprus	Dormant	41
123	NOVL Czech s.r.o.	Czech Republic	Dormant	42
124	Attachmate Middle East LLC	Egypt	Dormant	46
125	Borland GmbH	Germany	Dormant	51
126	Attachmate (Hong Kong) Limited	Hong Kong	Dormant	56
127	Borland (H.K.) Limited	Hong Kong	Dormant	57
128	NetIQ Asia Ltd.	Hong Kong	Dormant	57
129	Attachmate India Private Ltd.	India	Dormant	59
130	Borland Software India Private Limited	India	Dormant	60
131	Cambridge Technology Partners India Private Limited	India	Dormant	60
132	Novell India Pvt. Ltd	India	Dormant	61
133	SUSE Linux Ireland Limited	Ireland	Dormant	66
134	N.Y. NetManage (Yerushalayim) Ltd	Israel	Dormant	70
135	Novell Israel Software Limited	Israel	Dormant	71
136	Authasas Advanced Authentication B.V.	Netherlands	Dormant	86
137	Borland (Holding) UK Ltd	UK*	Dormant	1
138	Borland (UK) Limited	UK*	Dormant	1
139	Micro Focus APM Solutions Limited	UK*	Dormant	1
140	Micro Focus UK Limited	UK*	Dormant	1
141	NetIQ Ltd.	UK*	Dormant	1
142	Ryan McFarland Limited	UK*	Dormant	1
143	XDB (UK) Limited	UK*	Dormant	1
144	Borland Technology Corporation	USA	Dormant	4
145	CJDNLD, LLC	USA	Dormant	4
146	Micro Focus (IP) Holdings Limited	UK	Dormant	1
147	Micro Focus (IP) Ireland Limited	Ireland	Dormant	66

	Acquisitions in the year ended 31 October 2018:
	HPE Software:
148	Autonomy Australia Pty Limited	Australia	Sale and support of software	12
149	Autonomy Systems Australia Pty Limited	Australia	Sale and support of software	12
150	Entco Australia Pty Ltd	Australia	Sale and support of software	12
151	Entcorp Australia Pty Limited	Australia	Sale and support of software	12
152	Autonomy Belgium BVBA	Belgium	Sale and support of software	17
153	Entco Belgium BVBA	Belgium	Sale and support of software	17
154	Entco Holdings L.P.	Bermuda	Holding company	18
155	Entco Brasil Servicos de Tecnologia Ltda	Brazil	Sale and support of software	22
156	Peregrine Systems do Brazil Limitada	Brazil	Sale and support of software	23

	Company name	Country of incorporation	Principal activities	Key to Registered Office address
	Acquisitions in the year ended 31 October 2018 (continued):
	HPE Software (continued):
157	Verity Worldwide Ltd	British Virgin Islands	Sale and support of software	24
158	Entco Bulgaria EOOD	Bulgaria	Sale and support of software	26
159	Autonomy Systems (Canada) Ltd.	Canada	Sale and support of software	32
160	Entco Software Canada Co. Logiciels Entco Canada Cie	Canada	Sale and support of software	33
161	Entcorp Canada, Inc.	Canada	Sale and support of software	34
162	Entco Bellatrix HoldCo	Cayman Islands	Sale and support of software	36
163	Entco Capital Co	Cayman Islands	Sale and support of software	36
164	Entco Investment Co	Cayman Islands	Sale and support of software	36
165	Entco Marigalante Ltd.	Cayman Islands	Sale and support of software	36
166	Autonomy Systems (Beijing) Limited Company	China	Sale and support of software	38
167	Shanghai Entco Software Technology Co., Ltd.	China	Sale and support of software	39
168	Entco CentroAmerica CAC Limitada	Costa Rica	Sale and support of software	40
169	Entco Costa Rica Limitada	Costa Rica	Sale and support of software	40
170	Entcorp Czechia, s.r.o.	Czech Republic	Sale and support of software	43
171	Entco Denmark ApS	Denmark	Sale and support of software	45
172	Entco France SAS	France	Sale and support of software	49
173	Entco Deutschland GmbH	Germany	Sale and support of software	55
174	EntCorp Hong Kong Limited	Hong Kong	Sale and support of software	58
175	Autonomy Software Asia Private Limited	India	Sale and support of software	64
176	Entco IT Services Private Limited	India	Sale and support of software	62
177	Entco Software India Private Limited	India	Sale and support of software	63
178	Entsoft Galway Limited	Ireland	Sale and support of software	68
179	Entsoft Holding Ireland Unlimited Company	Ireland	Holding company	68
180	Entsoft Ireland Limited	Ireland	Sale and support of software	68
181	Entco Interactive (Israel) Ltd.	Israel	Sale and support of software	72
182	Entcorp Software Israel Ltd.	Israel	Sale and support of software	72
183	Autonomy Italy Srl	Italy	Sale and support of software	74
184	Entco Italiana S.r.l.	Italy	Sale and support of software	75
185	Enterprise Corp Italiana S.r.l.	Italy	Sale and support of software	76
186	Verity Italia S.r.l.	Italy	Sale and support of software	77
187	Entcorp Japan K.K.	Japan	Sale and support of software	79
188	Micro Focus Enterprise Ltd	Japan	Sale and support of software	78
189	Entco Luxembourg Sarl	Luxembourg	Sale and support of software	81
190	Verity Luxembourg S.à r.l.	Luxembourg	Sale and support of software	82

	Company name	Country of incorporation	Principal activities	Key to Registered Office address
	Acquisitions in the year ended 31 October 2018 (continued):
	HPE Software (continued):
191	Entco Software Malaysia Sdn. Bhd.	Malaysia	Sale and support of software	84
192	Entco Mexico, S. de R.L. de C.V.	Mexico	Sale and support of software	85
193	Entco Software México, S. de R.L. de C.V.	Mexico	Sale and support of software	85
194	Entcorp Software México, S. de R.L. de C.V.	Mexico	Sale and support of software	85
195	Autonomy HoldCo B.V.	Netherlands	Sale and support of software	87
196	Autonomy Netherlands BV	Netherlands	Sale and support of software	88
197	Entco Caribe B.V.	Netherlands	Sale and support of software	87
198	Entco Draco B.V.	Netherlands	Sale and support of software	87
199	Entco Eastern Holding B.V.	Netherlands	Holding company	87
200	Entco Eastern Holding II B.V.	Netherlands	Holding company	87
201	Entco Enterprise B.V.	Netherlands	Sale and support of software	87
202	Entco Gatriam Holding B.V.	Netherlands	Holding company	87
203	Entco HoldCo B.V.	Netherlands	Holding company	87
204	Entco HoldCo I B.V.	Netherlands	Holding company	87
205	Entco HoldCo II B.V.	Netherlands	Holding company	87
206	Entco HoldCo III B.V.	Netherlands	Holding company	87
207	Entco HoldCo IV B.V.	Netherlands	Holding company	87
208	Entco Holding Berlin B.V.	Netherlands	Holding company	87
209	Entco Holding Finance B.V.	Netherlands	Holding company	87
210	Entco Holding Hague B.V.	Netherlands	Holding company	87
211	Entco Holding Hague II B.V.	Netherlands	Holding company	87
212	Entco International Trade B.V.	Netherlands	Sale and support of software	87
213	Entco Nederland B.V.	Netherlands	Sale and support of software	87
214	Entco Puerto Rico B.V.	Netherlands	Sale and support of software	87
215	Entco Sinope Holding B.V.	Netherlands	Holding company	87
216	Entcorp Nederlands B.V.	Netherlands	Sale and support of software	88
217	Verity Benelux B.V.	Netherlands	Sale and support of software	88
218	Entcorp Philippines, Inc.	Philippines	Sale and support of software	92
219	Entco Polska sp. z o.o.	Poland	Sale and support of software	93
220	Entco Caribe B.V. LLC	Puerto Rico	Sale and support of software	95
221	Entco Puerto Rico B.V. LLC	Puerto Rico	Sale and support of software	96
222	Entco Software Romania SRL	Romania	Sale and support of software	97
223	Limited Liability Company Entco	Russian Federation	Sale and support of software	98
224	Autonomy Systems Singapore Pte Ltd	Singapore	Sale and support of software	101
225	Micro Focus Software Pte. Ltd (formerly - Entco Singapore (Sales) Pte. Ltd.)	Singapore	Sale and support of software	101
226	Entco Software Pte. Ltd. (101)	Singapore	Sale and support of software	101
227	Autonomy Systems Software South Africa Pty Ltd	South Africa	Sale and support of software	105
228	Entco Field Delivery Spain, S.L.U.	Spain	Sale and support of software	111
229	EntCo Software Spain S.L.U.	Spain	Sale and support of software	111

	Company name	Country of incorporation	Principal activities	Key to Registered Office address
	Acquisitions in the year ended 31 October 2018 (continued):
	HPE Software (continued):
230	Entco Sverige AB	Sweden	Sale and support of software	113
231	Entco International Sàrl	Switzerland	Sale and support of software	116
232	Entco Schweiz GmbH	Switzerland	Sale and support of software	117
233	Trilead GmbH	Switzerland	Sale and support of software	118
234	Entco Turkey Teknoloji Çözümleri Limited Şirketi	Turkey	Sale and support of software	122
235	Entco Software Services Middle East FZ-LLC	United Arab Emirates	Sale and support of software	125
236	Autonomy Systems Limited	United Kingdom	Sale and support of software	2
237	Entco Foreign HoldCo Limited	United Kingdom	Holding company	2
238	Entco Situla Holding Ltd	United Kingdom	Holding company	2
239	Entcorp Marigalante UK Limited	United Kingdom	Sale and support of software	2
240	Entcorp UK Ltd	United Kingdom	Sale and support of software	2
241	Longsand Limited	United Kingdom	Sale and support of software	2
242	ArcSight, LLC	USA	Sale and support of software	10
243	Entco Andromeda LLC	USA	Sale and support of software	10
244	Entco Brazil Holdings LLC	USA	Holding company	8
245	Entco Delaware LLC	USA	Sale and support of software	10
246	Entco Government Software LLC	USA	Sale and support of software	10
247	Entco Holdings, Inc.	USA	Holding company	10
248	Entco MS, Inc.	USA	Sale and support of software	10
249	Entco Technologies, Inc.	USA	Sale and support of software	10
250	Entco, LLC	USA	Sale and support of software	10
251	EntIT Software LLC	USA	Sale and support of software	10
252	MicroLink LLC	USA	Sale and support of software	10
253	Seattle SpinCo, Inc.	USA	Holding company	10
254	Stratify, Inc.	USA	Sale and support of software	10
255	Vertica Systems, LLC	USA	Sale and support of software	10
256	Voltage Security International, Inc.	USA	Sale and support of software	10

	COBOL IT:
257	Cobol-IT, SAS	France	Sale and support of software	47

	New companies incorporated in the 18 months ended 31 October 2018
258	SUSE Software Solutions Australia Pty Ltd	Australia	Sale and support of software	13
259	Serena Software Canada Limited	Canada	Sale and support of software	30
260	SUSE Software Solutions Canada ULC	Canada	Sale and support of software	31
261	SUSE International Holdings GmbH	Germany	Holding company	52

	Company name	Country of incorporation	Principal activities	Key to Registered Office address
	New companies incorporated in the 18 months ended 31 October 2018 (continued)
262	Attachmate Australasia Pty Ltd	Australia	Sale and support of software	11
263	SUSE Software Solutions Hong Kong Ltd	Hong Kong	Sale and support of software	59
264	SUSE Software Solutions Netherlands BV	Netherlands	Sale and support of software	89
265	Micro Focus Software (IP) Holdings Limited	UK	Holding company	1
266	SUSE Software Solutions International Services Limited	Ireland	Sale and support of software	66
267	SUSE Software Solutions Ireland Limited	Ireland	Sale and support of software	66
268	Micro Focus LLC	Saudi Arabia	Sale and support of software	99
269	SUSE Software Solutions South Africa (Pty) Limited	South Africa	Sale and support of software	102
270	Micro Focus Enterprise (Tunisia) LLC	Tunisia	Sale and support of software	120
271	SUSE Software Solutions UK Ltd	UK	Sale and support of software	3
272	Micro Focus Integration Holdings Limited	UK	Holding company	1
273	Micro Focus Integration Limited	UK	Sale and support of software	1
274	Micro Focus Midco Holdings Limited	UK	Holding company	1
275	Marcel Holdings LLC	USA	Sale and support of software	9

* The above companies incorporated in the UK are exempt from audit and from preparing Annual Accounts.
These companies, with the exception of Novell Japan Ltd are all 100% owned, operate principally in the country in which they are incorporated and are all included in the consolidated statement of comprehensive income.

Registered office addresses:
(1)	The Lawn, 22-30 Old Bath Road, Newbury, Berkshire, United Kingdom, RG14 1QN
(2)	Cain Road, Amen Corner, Bracknell, Berkshire RG12 1HN, United Kingdom
(3)	Cornwall Court, 19 Cornwall Street, Birmingham, B3 2DT United Kingdom
(4)	The Corporation Trust Company, Corporation Trust Center 1209 Orange St, Wilmington, New Castle, DE19801, U.S.A.
(5)	505 Union Ave SE STE120, Olympia, WA 98501, U.S.A.
(6)	The Company Corporation, 2711 Centerville Rd, STE 400, Wilmington, New Castle, DE19808, U.S.A.
(7)	CT Corporation, 155 Federal St. Suite 700, Boston, MA02110, U.S.A.
(8)	1209 Orange St, Wilmington, New Castle, DE, 19801, U.S.A.
(9)	Corporation Service Company, 251 Little Falls Drive, Wilmington, New Castle, DE19808, U.S.A.
(10)	1140 Enterprise Way, Building G, Sunnyvale, CA, 94089 U.S.A.
(11)	Level 8, 76 Berry Street, North Sydney, NSW 2060 Australia
(12)	410 Concord Road, Rhodes, NSW 2138, Australia
(13)	Level 17, 100 Barangaroo Avenue, Baragaroo NSW 2000, Australia
(14)	Parkring 2, 1010, Vienna, Austria
(15)	Donau Centre, Haupstrasse 4-10, Linz, 4040, Austria
(16)	EU Parliament, 4th Floor, 37 De Meeussquare, Brussels, 1000, Belgium
(17)	Pegasuslaan 5 1831 Diegem Belgium
(18)	4th Floor, Washington House, 16 Church Street, Hamilton, HM 11, Bermuda
(19)	Rua Joaquim Floriano, 466-12 Ander, Sao Paulo, CEP 04534-002 Brazil
(20)	Rua Arizonia, 1349 10th Floor, Sao Paulo, 04567-003, Brazil
(21)	Rua Dom Jose de Barros, 177, 3rd Floor, Suite 302, Villa Buarque, Sao Paulo 01038‑100 Brazil
(22)	Av Marcos Penteado De Ulhoa Rodrigues, No 939, Andar 8 Conj 818 Torre 1, 06.460-040, Tambore, Barueri, Brazil
(23)	Avenida das nações Unidas, nº 12.901, conjunto 2302, sala 72, Itaim Bibi, São Paulo, CEP 04578, Brazil
(24)	Appleby Corporate Services (BVI) Limited, Jayla Place, PO Box 3190, Road Town, Tortola, VG1110, British Virgin Islands
(25)	76A James Bourchier Blvd, Lozenetz, Sofia, 1407, Bulgaria
(26)	1715 Sofia, Mladost district, Business Park Sofia, Building 9, Sophia, Bulgaria
(27)	199 Bay Street, Suite 4000, Toronto, Ontario, M5L 1A9, Canada
(28)	Suite 2600, Three Bentall Centre, 595 Burrard Street, PO Box 49314, Vancouver BC V7X 1L3, Canada

(29)	4300 Bankers Hall West, 888 - 3rd Street S.W., Calgary, Alberta T2P 5C5, Canada
(30)	Suite 800, 1959 Upper Water street, PO BOX 997 Halifax, B3J 2X2 NS Canada
(31)	250 Howe Street, Suite 1400-C, Vancouver, BC V6C 3S7, Canada
(32)	200-204 Lambert Street, Whitehorse, YT, Y1A 3T2 Canada
(33)	161 Bay Street, Suite 2700 Toronto, ON M5J 2S1 Canada
(34)	Barker House 570 Queen Street, Suite 600, Fredericton, NB, E3B 6Z6 Canada
(35)	PO Box 309, Ugland House, South Church Street, George Town, South Cayman, KY1-1104, Cayman Islands
(36)	18 Forum Lane, Camana Bay, P.O. Box 258, Grand Cayman, 1104, Cayman Islands
(37)	3603-3606 Off Tow A, No.7, Dongsanhuan, Beijing, 100020, People’s Republic of China
(38)	Room 507, 508 Tower A, Raycom Info Tech Park No. 2, Science Institute, South Road, Beijing, 100080, China
(39)	Floor 2, Building 1, No. 799 Naxian Road, Shanghai, China
(40)	Calle 7 Avenida 7 y 9, Edificio 751, Barrio Amon, San Jose, Costa Rica
(41)	54 Digeni Akrita, Akrita 2nd Floor, Office 201-202, PC 1061, Nicosia, Cyprus
(42)	Krizikova 148/34, Karlin, 186 00 Praha 8, Czech Republic
(43)	Za Brumlovkou 1559/5, Michle, Prague, 140 00, Czech Republic
(44)	Lyngsø Alle 3b, Hørsholm, 2970, Denmark
(45)	Lautruphoj 1-3 2750 Ballerup Denmark
(46)	19 Helmy Elmasry Street, Almaza, Cairo, Egypt
(47)	231 rue Saint Honore, Paris, 75001, France
(48)	Tour Atlantique, La Défense 9, 1 Place de la Pyramide, La Défense, Cedex, Paris 92911, France
(49)	1 avenue du Canada, Les Ulis, 91947, France
(50)	Amtsgericht Nürnberg Germany
(51)	Fraunhoferstrasse 7, Ismaning, 85737, Germany
(52)	Maxfeldstraße 5 90409 Nürnberg Germany
(53)	Von-Braun-Strabe 38a 48683 Ahaus Germany
(54)	Nöerdlicher Zubringer 9-11, 40470, Düsseldorf, Germany
(55)	Herrenberger Str. 140, 71034 Boeblingen, Germany
(56)	21st floor, Henley Building, 5 Queen’s Road Central, Hong Kong
(57)	Level 54, Hopewell Centre, 183 Queens Road East, Hong Kong
(58)	35/F Central Plaza, 18 Harbour Road, Wanchai, Hong Kong
(59)	U&I Corporation Centre, 47 Echelon, Sector 32, Gurgaon Harayana, India
(60)	Laurel, Block D, 65/2, Bagmane Tech Park, C.V. Raman Nagar, Byrasandra Post Bangalore – 560093, India
(61)	Leela Galleria, 1st Floor, Andheri Kurla Road, Andheri (East), Mumbai – 400059, India
(62)	24 Salarpuria Arena, Hosur Main Road, Adugodi, Bangalore, 560-030, India
(63)	66/1, 6th Floor,Olympia Building, Bagmane Tech Park, Byrasandra, CV Raman Nagar, Bangalore, Karnataka, 560093, India
(64)	2Floor, Hibiscus,Vrindavan Tech Village,Marathahalli Outer Ring Rd, Bangalore, India, 560037, India
(65)	Building 2, 2nd Floor, Parkmore East Business Park, Galway, Ireland
(66)	70 Sir John Rogerson’s Quay, Dublin 2, Ireland
(67)	Corrig Court, Corrig Road, Sandyford Industrial Estate, Sandyford, Dublin 18, Ireland
(68)	Liffey Park Technology Campus, Barnhall Road, Leixlip, Co. Kildare, Ireland
(69)	Matam Advanced Tech Center, Building 5/1, Haifa, 31 905, Israel
(70)	Scientific Industries Center, Haifa, 33262, Israel
(71)	17 Hatidhar St, Raannana, 43665, Israel
(72)	5 Altalef St., Yahud, Israel
(73)	Viale Sarca 235, 20126 Milano Italy
(74)	Via Vittor Pisani. 16, Milan, 20124, Italy
(75)	Via C. Donat Cattin 5, 20063 Cernusco sul Naviglio (MI) Italy
(76)	Corso Matteotti 1/A, Milan, 20121, Italy
(77)	Via S.Maria alla Porta n.9, Milan, 20123, Italy
(78)	Midtown Tower 19F, 9-7-1 Akasaka, Minato-ku, Tokyo 107-6219, Japan
(79)	No. 8 Center Plaza Bldg, 5F, 1-10-16 Horidomecho Nihonbashi, Chuo-ku, Tokyo 103-0012, Japan
(80)	20, rue des Peupliers, 2328, Luxembourg
(81)	75, Parc d’Activités Capellen, Capellen, 8308, Luxembourg
(82)	5, Rue Guillaume Kroll, L - 1882, Luxembourg
(83)	Unit 501 Level 5 Uptown 1, 1 Jalan SS2, Selangor Darul Ehsan, Malaysia
(84)	Level 21 - Suite 21.01, The Gardens South Tower, Mid Valley City, Lingkaran Syed Putra, 59200 Kuala Lumpur, Malaysia
(85)	Periferico Sur 6751, Col. Toluquilla, Municipio Tlaquepaque, C.P. 45610, Jalisco, Mexico
(86)	Raoul Wallenbergplein 23, 2404 ND Alphen a/d Rijn, Netherlands
(87)	Startbaan 16, 1187 XR, Amstelveen, Netherlands
(88)	Coltbaan 31, Nieuwegein, 3439 NG, Netherlands
(89)	Herengracht 282, 1016BX Amsterdam, Netherlands
(90)	Simpson Grierson, Level 27, 88 Shortland Street Auckland 1141 New Zealand

(91)	7th Floor, Dronning Eufemias gate 16, 0191 Oslo, Norway
(92)	7th Floor Robinson Summit Center, 6783 Ayala Avenue, Makati City, Metro Manila, Philippines
(93)	Centrum Biurowe Globis, Powstańców Śląskich 7A, 53-332 Wrocław, Poland
(94)	Centro Empresarial Torres de Lisboa, Torre G 1* Andar Sala 111, Rue Tomas da Fonseca, Lisbon, Portugal
(95)	110 Highway North Km 28, Bldg 1, Aguadilla, 00605, Puerto Rico
(96)	350 Chardon Avenue, Chardon Tower, Suite 801, San Juan, 00918, Puerto Rico
(97)	Bucharest, 3 George Constantinescu Street, BOC Office Building, 4th floor, entrance B, 2nd District, PC 020339, Romania
(98)	Leningradskoye shosse 16A, building 3, Moscow, 125171, Russian Federation
(99)	Maazar Street, Futuro Tower, 3rd Floor, P.O. Box 69171, Riyadh 11547, Saudi Arabia
(100)	80 Robinson Road #02-00, 068898, Singapore
(101)	#12-04/06, 1 Harbourfront Place, Harbourfront Tower 1, Singapore, Singapore
(102)	22 Smith Street, Braamfontein, Johannesburg, Gauteng, 2000, South Africa
(103)	Morning View Office Park 255 Rivonia Road, Morningside, South Africa
(104)	4th Floor Aloe Grove, Houghton Estate Office Park, 2 Osborn Road, Houghton, 2198, South Africa
(105)	PO Box 2238, Florida Hills, 1716, South Africa
(106)	Yeoidodong, SK Building, 15F, 31 Gukjegeumyung-ro 8-gil, Yeongdeungpo-gu, Seoul, South Korea
(107)	Gangnam Finance Centre, Level 41, 152 Teheren-ro, Gangnam-gu, Seoul - 06236 South Korea
(108)	C/Jose Echegaray 8, Las Rozas, Madrid 28230, Spain
(109)	Paseo de la Castellana 42, Madrid, 28046, Spain
(110)	Ronda General Mitre 28-30, Barcelona 08017, Spain
(111)	Calle José Echegaray 8, Las Rozas de Madrid, 28232 Madrid, 28232, Spain
(112)	Kronborgsgränd 1, 164 46 Kista, Stockholm, Sweden
(113)	Gustav III:s Boulevard 36, SE-169 85, Stockholm, Sweden, SE, Sweden
(114)	Merkurstrasse 14, 8953 Dietikon, Switzerland
(115)	Lindenstrasse 26, Zurich, 8008, Switzerland
(116)	Jean-Baptiste Vandelle 3A, 1290 Versoix Switzerland
(117)	1, Ueberlandstrasse, 8600 Duebendorf, Switzerland
(118)	Rembach 7, Altendorf, 8852, Switzerland
(119)	Room B 26/F #26 Tun-Hwa S Road Sec, Taipei ROC 106, Taiwan
(120)	ZI Chotrana, Technopôle El Ghazala, Lot N° 45, 2088, Ariana, Tunisia
(121)	Palladium Ofis Binasi, Halk Cad, No.8/A Kat 2, Atasehir 34748, Istanbul, Turkey
(122)	Barbaros Mah.Kardelen SK. No. 2/42-43 Atasehir, Istanbul, Turkey
(123)	13 Pimonenko str, building 1, Office 1B/22, Kiev 04050, Ukraine
(124)	Dubai Internet City, DIC Building 2, 3rd Floor, Suite 315, Dubai, United Arab Emirates
(125)	Shatha Tower, 12th floor, Dubai Internet City, Dubai, United Arab Emirates